AGREEMENT


                  AGREEMENT dated as of the 1st day of December, 1998 by and between V Band Corporation, a New York Corporation with a principal place of business at 565 Taxter Road, Elmsford, New York 10523 and Nicholas Nestora, an individual with a residence at [address deleted] (the "Executive").


                                   WITNESSETH

                  WHEREAS, Executive is a key employee of the Company (as that term is hereinafter defined) and the Company desires to provide Executive with the compensation benefits described in this Agreement as an inducement to his high level of commitment to advance the best interests of the Company.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Supplemental Agreement. This Agreement is supplemental to the Executive's employment arrangements with the Company.

                  2. Change of Control Payment. If a Change of Control (as hereinafter defined) of the Company occurs at any time prior to December 31, 1999, the Company will pay the Executive the amount of $125,000. This payment will be made to the Executive in twelve equal monthly installments, commencing on the date of the Change of Control of the Company. The Executive's right to receive the payments provided by this agreement are subject to the following conditions:

                           a) The Executive  will not be entitled to receive any
payments under the agreement if the Executive voluntarily terminates his employment with the Company prior to the date of the change of control; and

                           b) The Executive will not be entitled to any payments
after the date the Company terminates the Executive's employment for Cause (as defined in Section 3 of this Agreement).

                  3. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                           a) "Cause" shall mean fraud, criminal wrongdoing,  or
intentional misconduct by the Executive, or the willful or negligent failure to perform the Executive's responsibilities, which failure continues for a period of fourteen (14) calendar days after the employee has received documented, written notice of such failures.


                           b) "Change of Control"  shall mean the  occurrence of
any of the following events: (1) a "change of control" of the Company that is required to be reported to the Securities and Exchange Commission; (2) 50% or more of the outstanding shares of the Company's Common Stock is acquired or controlled by one person, group, or entity; (3) the consummation of a merger, consolidation, or other business combination in which the holders of the Company's Common Stock immediately preceding the consummation of such merger, consolidation, or other business combination do not immediately after the consummation of such merger, consolidation, or business combination hold 50% or more of the voting securities of the surviving corporation of such transaction.
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                           c) "Company"  shall mean V Band  Corporation  and, in
the event of a merger, consolidation, or business combination in which V Band Corporation is not the surviving corporation, the corporation which is the surviving corporation.

                  4. Miscellaneous.

                           a) This  Agreement and the rights and  obligations of
the parties hereunder shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

                           b)  The  Executive   shall  not  have  any  right  to
transfer, assign, hypothecate or otherwise encumber any part or all of the amounts payable hereunder.

                           c) This  Agreement  may not be  amended,  altered  or
modified, except by a written instrument signed by the parties hereto, or their respective successors, and may not be otherwise terminated except as provided herein.

                           d) Once change of control  occurs as outlined in this
Agreement, and payments have begun, executive shall not be entitled to receive any payment under the Severance Agreement dated June 18, 1998, a copy of which is attached hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                            V BAND CORPORATION

                                                       By:  /s/Thomas E. Feil
                                                            -----------------
                                                            Thomas E. Feil
                                                            Chairman & CEO

                                                            /s/ Nicholas Nestora
                                                            --------------------
                                                            Nicholas Nestora